Class A:    GSIFX    Class B:    GSEBX    Class C:    GSICX    Institutional:    GSIEX    Service:    GSISX    Class IR:    GIRNX

Before you invest, you may want to review the Goldman Sachs Concentrated International Equity Fund’s (effective as of the close of business on February 28, 2014, “Goldman Sachs Focused International Equity Fund”) (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent annual reports to shareholders, online at www.gsamfunds.com/summaries. You can also get this information at no cost by calling 800-621-2550 for Institutional and Service shareholders, 800-526-7384 for all other shareholders or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and SAI, both dated February 28, 2013, as amended to date, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 51 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-107 of the Fund’s SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class B	Class C	Institutional	Service	Class IR
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	5.00%	1.00%	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Institutional	Service	Class IR
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None	None	None
Other Expenses[2]	0.47%	0.47%	0.47%	0.31%	0.82%	0.46%
Service Fees	None	None	None	None	0.25%	None
Shareholder Administration Fees	None	None	None	None	0.25%	None
All Other Expenses	0.47%	0.47%	0.47%	0.31%	0.32%	0.46%
Total Annual Fund Operating Expenses	1.72%	2.47%	2.47%	1.31%	1.82%	1.46%
Fee Waiver and Expense Limitation[3]	(0.42)%	(0.42)%	(0.42)%	(0.41)%	(0.42)%	(0.41)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation[4]	1.30%	2.05%	2.05%	0.90%	1.40%	1.05%

[1]

A contingent deferred sales charge (“CDSC”) is imposed on Class B Shares redeemed within six years of purchase, declining from a rate of 5% in the first year to 1% in the sixth year, and eliminated thereafter. A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

[2]

The differences in the “Other Expenses” ratios across the share classes are the result of, among other things, contractual differences in transfer agency fees and the effect of mathematical rounding on the daily accrual of certain expenses, particularly in respect of small share classes.

[3]

The Investment Adviser has agreed to (i) waive a portion of its management fees in order to achieve an effective net management fee rate of 0.85% as an annual percentage rate of the average daily net assets of the Fund; and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to 0.014% of the Fund’s average daily net assets. These arrangements will remain in effect through at least February 28, 2014, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. The Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund.

[4]	The Fund’s “Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation” have been restated to reflect the fee waiver and expense limitation currently in effect.

2        SUMMARY PROSPECTUS — GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class A, Class B, Class C, Institutional, Service and/or Class IR Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class B, Class C, Institutional, Service and/or Class IR Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver and expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$675	$1,023	$1,395	$2,436
Class B Shares
— Assuming complete redemption at end of period	$708	$1,030	$1,478	$2,589
— Assuming no redemption	$208	$730	$1,278	$2,589
Class C Shares
— Assuming complete redemption at end of period	$308	$730	$1,278	$2,774
— Assuming no redemption	$208	$730	$1,278	$2,774
Institutional Shares	$92	$375	$679	$1,543
Service Shares	$143	$532	$946	$2,103
Class IR Shares	$107	$421	$758	$1,711

PORTFOLIO TURNOVER

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended October 31, 2012 was 144% of the average value of its portfolio.

PRINCIPAL STRATEGY

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. Such equity investments may include exchange-traded funds (“ETFs”), futures and other instruments with similar economic exposures. Under normal circumstances, the Fund intends to invest in companies with public stock market capitalizations within the range of the market capitalization of companies constituting the MSCI® Europe, Australia, Far East (“EAFE”) (net) Index (unhedged), with dividends reinvested (“MSCI® EAFE® Index”) at the time of investment, which as of December 31, 2012 was between $1 billion and $200 billion. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in at least three foreign countries and in up to approximately 40 companies that are considered by the Investment Adviser to be positioned for long-term capital appreciation.

The Investment Adviser evaluates factors such as a company’s financial position relative to its peers, current financial condition, competitive position in its industry and equity valuation. The Fund’s investments are selected using a strong valuation discipline to purchase what the Investment Adviser believes are well-positioned, cash-generating businesses run by shareholder-oriented management teams.

The Fund expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of Western Europe and in Japan, but may also invest in securities of issuers located in emerging countries. From time to time, the Fund’s investments in a particular developed country may exceed 25% of its investment portfolio.

The Fund may also invest in fixed income securities, such as government, corporate and bank debt obligations.

PRINCIPAL RISKS OF THE FUND

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Investment in the Fund involves substantial risks which prospective investors should consider carefully before investing.

Foreign and Emerging Countries Risk. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in share registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent the Fund also invests in issuers located in emerging countries, these risks may be more pronounced.

Issuer Concentration Risk. The Fund intends to invest in up to approximately 40 companies. This relatively small number of issuers may subject the Fund to greater risks, because a decline in the value of any single investment held by the Fund may adversely affect the Fund’s overall value more than it would affect that of a fund holding a greater number of investments.

3        SUMMARY PROSPECTUS — GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

Market Risk. The value of the instruments in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Stock Risk. Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

PERFORMANCE

The bar chart at right and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class A Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class B, Class C, Institutional, Service and Class IR Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.goldmansachsfunds.com/performance or by calling 800-621-2550 for Institutional and Service shareholders and 800-526-7384 for all other shareholders.

The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2012	1 Year	5 Years	10 Years	Since Inception
Class A Shares (Inception 12/1/92)
Returns Before Taxes	15.46%	-6.30%	4.94%	4.14%
Returns After Taxes on Distributions	15.20%	-6.67%	4.57%	3.24%
Returns After Taxes on Distributions and Sale of Fund Shares	10.87%	-5.25%	4.28%	3.25%
MSCI® EAFE® (net) Index (unhedged) (reflects no deduction for fees or expenses)	17.27%	-3.68%	8.21%	6.08%
Class B Shares (Inception 5/1/96)
Returns Before Taxes	16.30%	-6.30%	4.93%	2.55%
MSCI® EAFE® (net) Index (unhedged) (reflects no deduction for fees or expenses)	17.27%	-3.68%	8.21%	4.05%
Class C Shares (Inception 8/15/97)
Returns Before Taxes	20.29%	-5.94%	4.79%	1.10%
MSCI® EAFE® (net) Index (unhedged) (reflects no deduction for fees or expenses)	17.27%	-3.68%	8.21%	4.09%	†
Institutional Shares (Inception 2/7/96)
Returns Before Taxes	22.73%	-4.87%	5.99%	3.79%
MSCI® EAFE® (net) Index (unhedged) (reflects no deduction for fees or expenses)	17.27%	-3.68%	8.21%	4.31%	††
Service Shares (Inception 3/6/96)
Returns Before Taxes	22.15%	-5.34%	5.47%	3.17%
MSCI® EAFE® (net) Index (unhedged) (reflects no deduction for fees or expenses)	17.27%	-3.68%	8.21%	4.21%	†††
Class IR Shares (Inception 8/31/10)
Returns Before Taxes	22.56%	N/A	N/A	7.30%
MSCI® EAFE® (net) Index (unhedged) (reflects no deduction for fees or expenses)	17.27%	N/A	N/A	8.36%

†	Calculated from September 1, 1997 to December 31, 2012.

††	Calculated from March 1, 1996 to December 31, 2012.

†††	Calculated from April 1, 1996 to December 31, 2012.

The after-tax returns are for Class A Shares only. The after-tax returns for Class B, Class C, Institutional, Service and Class IR Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

4        SUMMARY PROSPECTUS — GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

PORTFOLIO MANAGEMENT

Goldman Sachs Asset Management International is the investment adviser for the Fund (the “Investment Adviser” or “GSAMI”).

Portfolio Managers: Edward Perkin, CFA, Managing Director, Chief Investment Officer of International and Emerging Markets Equity, has managed the Fund since 2008; and Alexis Deladerrière, CFA, Executive Director, has managed the Fund since 2012.

BUYING AND SELLING FUND SHARES

The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Class IR Shares. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.

The minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional or Class IR shareholders.

The Fund does not impose minimum purchase requirements for initial or subsequent investments in Service Shares, although an Authorized Institution (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.

Class B Shares are generally no longer available for purchase by current or prospective investors.

You may purchase and redeem (sell) shares of the Fund on any business day through certain banks, trust companies, brokers, dealers, investment advisers and other financial institutions (“Authorized Institutions”).

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through an Authorized Institution, the Fund and/or its related companies may pay the Authorized Institution for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Authorized Institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Authorized Institution’s website for more information.

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